Income taxes	12 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes
18.	Income taxes
Cayman Islands
Under the current tax laws of Cayman Islands, the Company and its subsidiaries incorporated in the Cayman Islands are not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.
Hong Kong
Under the current Hong Kong Inland Revenue Ordinance, the Company’s subsidiaries incorporated in Hong Kong are subject to a two-tiered
profits tax rate of 8.25% and 16.5% on its taxable income generated from operations in Hong Kong. Additionally, payments of dividends by the subsidiaries incorporated in Hong Kong to the Company are not subject to any Hong Kong withholding tax.
China
On July 25, 2018, Boqii (Shanghai) Information Technology Co., Ltd. (“Shanghai Boqii”) was entitled to be “Software Enterprises”. According to the new CIT Law and relevant regulations, from the year of 2018, the entity could enjoy a tax holiday of
2-year
CIT exemption and subsequently
3-year
12.5% preferential tax rate.
Shanghai Boqii was also qualified as a “High and New Technology Enterprise (“HNTE”) on August 29, 2019, and is eligible to enjoy a preferential tax rate of 15% from 2019 to 2024 to the extent it has taxable income under the Enterprise Income Tax (“EIT”) Law, as long as it maintains the HNTE qualification and duly conducts relevant EIT filing procedures with the relevant tax authority. Shanghai Boqii can re-apply
for the HNTE certificate when the prior certificate expires. Whilst Shanghai Boqii was entitled to the tax preferential treatments under both “HNTE” and “Software Enterprises”, Shanghai Boqii chose to apply the preferential tax rate of “Software Enterprises”.
The Company’s other PRC subsidiaries, VIEs and VIEs’ subsidiaries are subject to the PRC general income tax rate of 25%.
Reconciliations of the differences between the income tax expense of the Company and the PRC statutory EIT rate applicable to    losses of the consolidated entities are as follows:

	Year ended March 31, 2019	Year ended March 31, 2020	Year ended March 31, 2021
	RMB	RMB	RMB
Loss before income tax	(231,758)	(175,925)	(193,391)
Income tax computed at respective applicable tax rate	(57,940)	(43,981)	(48,348)
Effect of different tax jurisdiction	25,553	19,507	14,272
Super deduction for research and development expenses (a)	(5,969)	(4,719)	(2,632)
Non-deductible expenses	133	138	140
Change in valuation allowance	38,364	29,567	37,439

Total	141	512	871

(a)
According to the relevant laws and regulations promulgated by the State Administration of Tax of the PRC effective from 2008 onwards, enterprises engaging in research and development activities are entitled to claim 150% of their qualified research and development expenses so incurred as tax deductible expenses when determining their assessable profits for the year (‘Super Deduction’). The additional deduction of 50% of qualified research and development expenses can only be claimed directly in the annual EIT filing and subject to the approval from the relevant tax authorities. Effective from 2018 onwards, enterprises engaging in research and development activities are entitled to claim 175% of their qualified research and development expenses so incurred as tax deductible expenses. The additional deduction of 75% of qualified research and development expenses can be directly claimed in the annual EIT filing. For the years end March 31, 2019, 2020 and 2021, the super deduction for research and development expenses amounted to RMB5.9 million, RMB4.7 million and RMB2.6 million, respectively.

The provisions for income taxes for the years ended March 31, 2019, 2020 and 2021 differ from the amounts computed by applying the EIT primarily due to preferential tax rate enjoyed by certain subsidiaries and VIEs of the Company. The following table sets forth the effect of preferential tax on China operations:

	Year ended March 31, 2019	Year ended March 31, 2020	Year ended March 31, 2021
	RMB	RMB	RMB
Tax holiday effect	(4,126)	(5,471)	1,074
Basic and diluted net loss per share effect	(0.20)	(0.25)	0.02

Reconciliations between the effective income tax rate and the PRC statutory income tax rate are as follows:

	Year ended March 31, 2019	Year ended March 31, 2020	Year ended March 31, 2021
	RMB	RMB	RMB
PRC statutory income tax rates	25%	25%	25%
Effect on tax rates in different tax jurisdiction	(11%)	(11%)	(7%)
Super deduction for research and development expenses	3%	3%	1%
Non-deductible expenses	0%	0%	0%
Change in valuation allowance	(17%)	(17%)	(19%)

Total	0%	0%	0%

Composition of income tax expense
The current and deferred portions of income tax expense included in the consolidated statements of comprehensive loss are as follows:

	Year ended March 31, 2019	Year ended March 31, 2020	Year ended March 31, 2021
	RMB	RMB	RMB
Current income tax expense	—	149	1,018
Deferred tax expense	(141)	(661)	(1,889)

Income tax credit, net	(141)	(512)	(871)

Deferred tax assets and deferred tax liabilities
Deferred taxes were measured using the enacted tax rates for the periods in which they are expected to be reversed. The tax effects of temporary differences that give rise to the deferred tax asset and liabilities balances as of March 31, 2020 and 2021 are as follows:

	As of March 31,	As of March 31,
	2020	2021
	RMB	RMB
Deferred tax assets:
Net accumulated loss-carry forward	106,320	143,426
Deferred deductible advertising expense	1,780	940
Allowance	159	130
Contract liabilities	1,821	413
Accruals	2,459	5,069
Less: Valuation allowance	(112,539)	(149,978)

Net deferred tax assets	—	—

	As of March 31,	As of March 31,
	2020	2021
	RMB	RMB
Deferred tax liabilities:
Recognition of intangible assets arising from asset acquisition and business combination	(8,009)	(6,119)
Unrealized fair value change of the available-for-sale debt investments	(2,582)	(2,839)

Net deferred tax liabilities	(10,591)	(8,958)

As of March 31, 2020 and 2021, the PRC entities of the Company had tax loss carryforwards of approximately RMB425 million and RMB574 million respectively, which can be carried forward to offset taxable income. The carryforwards period for net operating losses under the EIT Law is five years. The net operating loss carry forward of the Company will expire in varying amounts between 2022 and 2026. Other than the expiration, there are no other limitations or restrictions upon the Company’s ability to use these operating loss carryforwards.
Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. If events occur in the future that allow the Company to realize part or all of its deferred income tax, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur. As of March 31, 2020 and 2021, valuation allowances of RMB112.5 million and RMB150.0 million were provided because it was more likely than not that the Company will not be able to utilize certain tax losses carry forwards and other deferred tax assets generated by its subsidiaries and VIEs.
Movement of valuation allowance is as follows:

	As of March 31,	As of March 31,
	2020	2021
	RMB	RMB
Beginning balance	82,972	112,539
Change of valuation allowance	29,567	37,439

Ending balance	112,539	149,978